EXHIBIT 99.3

                         MEDICAL BILLING SERVICES, INC.

                         UNAUDITED FINANCIAL STATEMENTS

                                      AS OF

                           SEPTEMBER 30, 2004 AND 2003

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                         MEDICAL BILLING SERVICES, INC.


                              FINANCIAL STATEMENTS


                           SEPTEMBER 30, 2004 AND 2003

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MEDICAL BILLING SERVICES, INC.
FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 AND 2003


                                 C O N T E N T S
                                 ---------------
                                                                           Page
                                                                           ----

Balance Sheets............................................................... 3

Statements of Operations................................................... 4-5

Statements of Cash Flows..................................................... 6

Notes to Financial Statements................................................ 7

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

MEDICAL BILLING SERVICES, INC.
BALANCE SHEETS


                                                                              September 30,        September 30,
                                                                            ------------------- --------------------
                                                                                  2004                  2003
                                                                            ------------------    ------------------
ASSETS                                                                          (Unaudited)

CURRENT ASSETS
   Cash                                                                     $          60,672     $         60,914
   Accounts receivable - trade                                                        667,525              756,796
   Other receivables                                                                   13,964               13,964
   Prepaid expenses                                                                    17,141               26,531
                                                                            ------------------    ------------------
     TOTAL CURRENT ASSETS                                                             759,302              858,205

PROPERTY AND EQUIPMENT
   Computer equipment                                                                  56,318               56,318
   Furniture and equipment                                                            133,830               95,748
   Software                                                                           153,788              148,459
   Leasehold improvements                                                              11,975               11,975
                                                                            ------------------    ------------------
                                                                                      355,911              312,500
   Less:  accumulated depreciation                                                   (264,215)            (213,948)
                                                                            ------------------    ------------------
     NET PROPERTY AND EQUIPMENT                                                        91,696               98,552

OTHER ASSETS
   Deposits                                                                             5,571               32,445
                                                                            ------------------    ------------------

TOTAL ASSETS                                                                $         856,569     $        989,202
                                                                            ==================    ==================


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                                                         $          16,191     $         11,075
   Accrued expenses                                                                   169,643              221,411
   Deferred income taxes                                                              164,590              203,168
   Current portion of capital lease                                                    15,660               14,460
                                                                            ------------------    ------------------
     TOTAL CURRENT LIABILITIES                                                        366,084              450,114

CAPITAL LEASE, net of current portion                                                  19,467               35,127
                                                                            ------------------    ------------------

     TOTAL LIABILITIES                                                                385,551              485,241

STOCKHOLDERS' EQUITY
   Common stock, $1 par value, 2,000 shares authorized, 1,000
     shares issued and outstanding                                                      1,000                1,000
   Additional paid-in capital                                                         114,000              114,000
   Retained earnings                                                                  356,018              418,961
                                                                            ------------------    ------------------
                                                                                      471,018              533,961
   Less:  treasury stock, at cost                                                                          (30,000)
                                                                            ------------------    ------------------
     TOTAL STOCKHOLDERS' EQUITY                                                       471,018              503,961
                                                                            ------------------    ------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
                                                                            $         856,569     $        989,202
                                                                            ==================    ==================
                       See notes to financial statements.

                                       3
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

MEDICAL BILLING SERVICES, INC.
STATEMENTS OF OPERATIONS


                                                                                   Year Ended September 30,
                                                                            ----------------------------------------
                                                                                  2004                  2003
                                                                            ------------------    ------------------
                                                                               (Unaudited)

REVENUES                                                                    $      6,160,355      $      6,060,302

OPERATING EXPENSES                                                                 6,259,823             5,905,085
                                                                            ------------------    ------------------

INCOME FROM OPERATIONS                                                               (99,468)              155,217

OTHER INCOME (EXPENSE)
   Interest expense                                                                   (3,444)               (4,552)
   Interest income                                                                     1,391                 2,595
   Gain on sale of asset                                                                 -                     512
                                                                            ------------------    ------------------
     TOTAL OTHER INCOME (EXPENSE)                                                     (2,053)               (1,445)
                                                                            ------------------    ------------------

INCOME (LOSS) BEFORE INCOME TAXES                                                   (101,521)              153,772

FEDERAL INCOME TAX BENEFIT (EXPENSE) - DEFERRED                                       38,578               (52,194)
                                                                            ------------------    ------------------

NET INCOME (LOSS)                                                           $        (62,943)     $        101,578
                                                                            ==================    ==================
                       See notes to financial statements.

                                       4
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


MEDICAL BILLING SERVICES, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED SEPTEMBER 30, 2004 AND 2003



                                                     Additional                                                  Total
                                    Common             Paid-in           Treasury           Retained         Stockholders'
                                     Stock             Capital             Stock            Earnings             Equity
                                ---------------    ---------------    ---------------    ---------------    ---------------

Balance, September 30, 2002              1,000            114,000            (30,000)           317,383            402,383

Net income                                -                  -                  -               101,578            101,578
                                ---------------    ---------------    ---------------    ---------------    ---------------

Balance, September 30, 2003     $        1,000     $      114,000     $      (30,000)    $      418,961     $      503,961

Compensation paid with
   treasury stock                                                             30,000                                30,000
Net income                                -                  -                  -               (62,943)           (62,943)
                                ---------------    ---------------    ---------------    ---------------    ---------------

Balance, September 30, 2004     $        1,000     $      114,000     $         -        $      356,018     $      471,018
                                ===============    ===============    ===============    ===============    ================

                       See notes to financial statements.


                                       5
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


MEDICAL BILLING SERVICES, INC.
STATEMENTS OF CASH FLOWS


                                                                                         Year Ended September 30,
                                                                                  ---------------------------------------
                                                                                        2004                  2003
                                                                                  -----------------     -----------------
                                                                                    (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                                              $        (62,943)    $         101,578

   Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation                                                                           50,267                50,778
     Compensation paid with treasury stock                                                  30,000                   -
     Gain on sale of asset                                                                     -                    (512)
     Deferred income taxes                                                                 (38,578)               52,194
   Changes in operating assets and liabilities:
     Accounts receivables - trade                                                           89,271              (147,833)
     Prepaid expenses and other assets                                                       9,390                (6,287)
     Accounts payable and accrued expenses                                                 (46,652)               10,845
                                                                                  -----------------     -----------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES                                              30,755                60,763

CASH FLOWS FROM INVESTING ACTIVITIES
   Cash payments for purchases of property and equipment                                   (43,411)              (41,585)
   Proceeds from return of deposit                                                          26,874                 4,000
   Proceeds from sale of asset                                                                 -                   4,000
                                                                                  -----------------     -----------------
     NET CASH USED IN INVESTING ACTIVITIES                                                 (16,537)              (37,585)

CASH FLOWS FROM FINANCING ACTIVITIES
   Principal payments on capital lease                                                     (14,460)              (13,351)
                                                                                  -----------------     -----------------
     NET CASH USED IN FINANCING ACTIVITIES                                                 (14,460)              (13,351)
                                                                                  -----------------     -----------------


NET INCREASE IN CASH AND CASH EQUIVALENTS                                                     (242)                9,827

CASH AND CASH EQUIVALENTS, beginning of period                                              60,914                51,087
                                                                                  -----------------     -----------------

CASH AND CASH EQUIVALENTS, end of period                                          $         60,672     $          60,914
                                                                                  =================    ==================


SUPPLEMENTAL DISCLOSURES
   Cash paid during the period for interest                                       $          3,444     $           4,552
                                                                                  =================    ==================
                       See notes to financial statements.

                                       6
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MEDICAL BILLING SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 AND 2003


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business: Medical Billing Services, Inc. (the "Company") was incorporated in 1985 as a Texas corporation and provides quality billing and collection and practice management services to hospital based physicians and clinics. The Company has three offices located in Houston, Arlington and Brownsville, Texas.

These financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting. In the opinion of management, the accompanying unaudited financial statements include all adjustments consisting of only normal recurring adjustments necessary for a fair presentation of the Company's financial position and results of operations and cash flows for the interim periods presented. The results of operations for any interim period are not necessarily indicative of results for the full year.


Revenue Recognition: The Company earns revenues based on a percentage of collections of customer receivables. Revenue is recognized when customer receivables are collected. Consulting fees are based on project fees or hourly rates. Revenue is recognized when the services are provided.

Property, Plant and Equipment: Property, plant and equipment is stated at cost. The Company depreciates property and equipment over the estimated useful lives by the straight-line method as follows:

              Computer equipment                          7 years
              Furniture and fixtures                      7 years
              Software                                  3-5 years
              Leasehold improvements      Remaining term of lease

Depreciation expense was $50,267 and $50,778 for the years ended September 30, 2004 and 2003, respectively.

Repairs and Maintenance: Major additions or improvements to property and equipment are capitalized and depreciated over the estimated useful lives. Routine repair and maintenance costs are expensed as incurred.

Accounts Receivable: The Company records uncollectible accounts receivable using the direct write-off method of accounting for bad debts. Historically, the Company has experienced minimal credit losses and has not written-off any material accounts during fiscal years ended September 30, 2004 or 2003. At September 30, 2004 and 2003, there was no allowance for doubtful accounts.

Federal Income Taxes: The liability method is used in accounting for income taxes, whereby tax rates are applied to cumulative temporary differences based on when and how they are expected to affect future tax returns. Deferred tax assets and liabilities are adjusted for tax rate changes in the year changes are enacted. The realizability of deferred tax assets are evaluated annually and a valuation allowance is provided if it is more likely than not that the deferred tax assets will not give rise to future benefits in the Company's tax returns.

Advertising Costs: Advertising costs are charged to earnings as incurred and amounted to $2,422 and $5,000 for the years ended September 30, 2004 and 2003, respectively.

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MEDICAL BILLING SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 AND 2003



Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - CONCENTRATION OF CREDIT RISK

During 2003, the Company had monies deposited in bank accounts which were in excess of the federally insured limits. Each account is insured by the Federal Deposit Insurance Corporation up to $100,000. The Company monitors the financial condition of the bank and has experienced no losses associated with these accounts.

NOTE C - LEASES

The Company leases office space and certain computer equipment under lease agreements which are accounted for as operating leases. In addition, the Company leases certain computer equipment under capital leases.

Future minimum lease payments, by year and in the aggregate, under these leases with terms of one year or more are as follows:

                                                                       Capital               Operating
    Year Ending September 30,                                           Leases                 Leases
    ------------------------------                                 -----------------      -----------------

                 2005                                                        17,904               180,698
                 2006                                                        20,412                21,528
                                                                   -----------------      ------------------

    Total minimum lease payments                                             38,316       $       202,226
                                                                                          =================
    Less:  amounts representing interest                                      3,189
                                                                   -----------------

    Present value of minimum lease payments                                  35,127
    Less: current portion                                                    15,660
                                                                   -----------------

                                                                   $         19,467
                                                                   =================

Property and equipment includes the following amounts for leases that have been capitalized:

    Furniture and equipment                                        $         62,938

    Less:  accumulated amortization                                          25,175
                                                                   -----------------

                                                                   $         37,763
                                                                   ================

Amortization expense for property and equipment under the capital lease is included in depreciation expense.


MEDICAL BILLING SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004 AND 2003


Rent expense amounted to $292,504 and $273,379 for the years ended September 30, 2003 and 2002, respectively.


NOTE D - FEDERAL INCOME TAXES

Deferred income taxes result primarily from the use of the cash basis method for tax reporting purposes.

NOTE E - PROFIT SHARING PLAN

The Company maintains a profit sharing plan which includes safe harbor
401(k) and profit sharing features. To be eligible, an employee must be 18 years of age and complete one year of service with the Company. In accordance with the plan, a participant may contribute an amount up to IRS limits. The Company will contribute 100% of participants' salary deferrals up to 3% of the participants' compensation plus 50% of participants' salary deferrals between 3% and 5% of participants' compensation. These matching contributions are fully vested. The Company may elect to make discretionary profit sharing contributions, which vest over 6 years. Contributions of $44,917 and $42,466 were made by the Company during the years ended September 30, 2004 and 2003, respectively.


NOTE F - MAJOR CUSTOMERS

During Fiscal 2004, the Company had five customers, which accounted for approximately 58% of total revenues and had an outstanding accounts receivable balance of $388,291 at September 30, 2004.

During Fiscal 2003, the Company had five customers, which accounted for approximately 62% of total revenues and had an outstanding accounts receivable balance of $350,679 at September 30, 2003.